As filed with the Securities and Exchange Commission on July 6, 2016
UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF
REGISTERED MANAGEMENT INVESTMENT COMPANIES
Investment Company Act file number: 811-21421
NEUBERGER BERMAN REAL ESTATE SECURITIES INCOME FUND INC.
(Exact Name of Registrant as specified in charter)
c/o Neuberger Berman Investment Advisers LLC
605 Third Avenue, 2nd Floor
New York, New York 10158-0180
(Address of Principal Executive Offices – Zip Code)
Registrant's telephone number, including area code: (212) 476-8800
Robert Conti
Chief Executive Officer and President
Neuberger Berman Real Estate Securities Income Fund Inc.
c/o Neuberger Berman Investment Advisers LLC
605 Third Avenue, 2nd Floor
New York, New York 10158-0180
Arthur C. Delibert, Esq.
K&L Gates LLP
1601 K Street, N.W.
Washington, D.C. 20006-1600
 (Names and Addresses of agents for service)
Date of fiscal year end: October 31
Date of reporting period: April 30, 2016
Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940, as amended (“Act”) (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.
A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to the Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Report to Stockholders.
Following is a copy of the semi-annual report transmitted to stockholders pursuant to Rule 30e-1 under the Act.

Neuberger Berman Real Estate Securities Income Fund Inc.

Semi-Annual Report

April 30, 2016

Contents

PRESIDENT’S LETTER	1

PORTFOLIO COMMENTARY	2

SCHEDULE OF INVESTMENTS	6

FINANCIAL STATEMENTS	11

FINANCIAL HIGHLIGHTS/PER SHARE DATA	21

Distribution Reinvestment Plan	23

Directory	26

Proxy Voting Policies and Procedures	27

Quarterly Portfolio Schedule	27

Privacy Notice	Located after the Fund’s Report

The “Neuberger Berman” name and logo are registered service marks of Neuberger Berman Group LLC. “Neuberger Berman Investment Advisers LLC” and the individual Fund name in this piece are either service marks or registered service marks of Neuberger Berman Investment Advisers LLC. ©2016 Neuberger Berman Management LLC, distributor. All rights reserved.

President’s Letter

Dear Stockholder,

I am pleased to present to you the semi-annual report for Neuberger Berman Real Estate Securities Income Fund Inc. for the six months ended April 30, 2016. The report includes portfolio commentary, a listing of the Fund’s investments and its unaudited financial statements for the reporting period.

The Fund seeks to provide high current income with capital appreciation as a secondary objective. To pursue both, we have assembled a portfolio with a broad mix of equity securities of real estate investment trusts (REITs) and other real estate companies. Our investment approach combines analysis of security fundamentals and real estate with property sector diversification. Our disciplined valuation methodology seeks real estate company securities that we believe are attractively priced relative to both their historical growth rates and the valuation of other property sectors.

Thank you for your confidence in the Fund. We will continue to do our best to earn your trust in the years to come.

 Sincerely,

Robert Conti
President and CEO
Neuberger Berman Real Estate Securities Income Fund Inc.

Neuberger Berman Real Estate Securities Income Fund Inc. Portfolio Commentary

Neuberger Berman Real Estate Securities Income Fund Inc. generated a 5.15% total return on a net asset value (NAV) basis for the six months ended April 30, 2016 and outperformed its benchmark, the FTSE NAREIT All Equity REITs Index, which provided a 5.10% return for the period. (Fund performance on a market price basis is provided in the table immediately following this letter.) The Fund’s use of leverage (typically a performance enhancer in up markets and a detractor during market retreats) was beneficial for performance during the reporting period.

The U.S. stock market generated a modest gain during the reporting period, as measured by the S&P 500® Index, which returned 0.43%. The market was negatively impacted at times given concerns over moderating global growth, uncertainties regarding future global monetary policy, geopolitical issues and investor risk aversion. On the other hand, real estate investment trusts (REITs) posted solid results during the six-month period, partially due to overall solid investor demand, continued strength in commercial real estate fundamentals and generally declining interest rates.

Stock selection, overall, was a positive for portfolio results. Contributing the most to performance was stock selection in the Apartments, Office and Lodging/Resorts sectors. The sectors that detracted the most from the Fund’s performance from a stock selection perspective were Health Care, Data Centers and Mixed. Sector positioning, overall, detracted from the Fund’s relative performance during the reporting period. In particular, an underweight, as compared to the benchmark, to Apartments and an overweight to Mortgage Commercial Financing were the largest headwinds for results. On the upside, an underweight to Regional Malls and an overweight to Shopping Centers were the most beneficial for performance.

Several adjustments were made to the portfolio during the reporting period. We increased the Fund’s allocation to the Industrial sector, while reducing its exposure to the Lodging/Resorts sector. The Fund ended the reporting period with roughly 36% of its total investments in REIT preferred shares, which help in pursuit of the Fund’s dual objective of income generation and price appreciation.

After the U.S. Federal Reserve initiated its first interest rate hike in nearly a decade in December 2015, attention shifted to the pace of future interest rate hikes. Assuming U.S. economic improvement continues, we currently expect that it should lead to gradual interest rate increases in 2016. We also believe that concerns regarding global growth and the flight to quality should keep longer term interest rates contained. We think continued improvement in the economy, paired with gradual interest rate increases, should continue to be supportive of the U.S. commercial property market as the year progresses. Consistent with our previous view, we believe that real estate fundamentals, not interest rates, will be the long-term driver of performance in the REIT market. We feel real estate companies with sustainable cash flow and distribution growth have the potential to perform well. Strong, flexible balance sheets that can withstand capital markets volatility will likely also be important. We are focused on identifying companies with management teams that can capitalize on pricing differences between the public and private real estate markets.

Sincerely,

Steve Shigekawa and Brian Jones
Portfolio Co-Managers

The portfolio composition, industries and holdings of the Fund are subject to change without notice.

The opinions expressed are those of the Fund’s portfolio managers. The opinions are as of the date of this report and are subject to change without notice.

The value of securities owned by the Fund, as well as the market value of shares of the Fund’s common stock, may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Fund; conditions affecting the general economy; overall market changes; local, regional, national or global political, social or economic instability; regulatory or legislative developments; price, currency and interest rate fluctuations, including those resulting from changes in central bank policies; and changes in investor sentiment.

TICKER SYMBOL
Real Estate Securities Income Fund	NRO

SECTOR DIVERSIFICATION
(as a % of Total Investments*)
Equity Apartments	4.3%
Equity Data Centers	6.0
Equity Diversified	6.9
Equity Free Standing	1.3
Equity Health Care	10.9
Equity Industrial	8.4
Equity Lodging/Resorts	5.5
Equity Manufactured Homes	2.2
Equity Office	10.2
Equity Regional Malls	8.8
Equity Self Storage	7.2
Equity Shopping Centers	13.6
Equity Single Family Homes	1.5
Equity Specialty	2.1
Mortgage Commercial Financing	7.9
Mortgage Home Financing	2.0
Short-Term Investments	1.2
Total	100.0%

* Derivatives, if any, are excluded from this chart.

PERFORMANCE HIGHLIGHTS
		Six Month	Average Annual Total Return
	Inception	Period Ended	Ended 04/30/2016
	Date	04/30/2016	1 Year	5 Years	10 Years	Life of Fund
At NAV[1]	10/28/2003	5.15%	3.91%	9.84%	0.51%	4.10%
At Market Price[2]	10/28/2003	4.73%	7.65%	9.21%	1.08%	2.66%
Index
FTSE NAREIT All Equity
REITs Index[3]		5.10%	8.11%	10.05%	6.72%	10.30%

Closed-end funds, unlike open-end funds, are not continually offered. Generally, there is an initial public offering and, once issued, shares of common stock of closed-end funds are sold in the secondary market on a stock exchange.

The performance data quoted represent past performance and do not indicate future results. Current performance may be lower or higher than the performance data quoted. For more current performance data, please visit www.nb.com/cef-performance.

The results shown in the table reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a stockholder would pay on Fund distributions or on the sale of shares of the Fund’s common stock.

The investment return and market price will fluctuate and shares of the Fund’s common stock may trade at prices above or below NAV. Shares of the Fund’s common stock, when sold, may be worth more or less than their original cost.

Returns would have been lower if Neuberger Berman Investment Advisers LLC (“Management”) had not waived a portion of its investment management fees during certain of the periods shown. Please see the Notes to Financial Highlights for additional information regarding fee waivers.

Endnotes

1	Returns based on the NAV of the Fund.

2	Returns based on the market price of shares of the Fund’s common stock on the NYSE MKT.

3	Please see “Description of Index” on page 5 for a description of the index.

For more complete information on Neuberger Berman Real Estate Securities Income Fund Inc., call Neuberger Berman Investment Advisers LLC at (800) 877-9700, or visit our website at www.nb.com.

Description of Index

FTSE NAREIT All Equity REITs Index:	The index is a free float-adjusted, market capitalization-weighted index that tracks the performance of all equity real estate investment trusts (REITs) that are listed on the New York Stock Exchange, the NYSE Arca or the NASDAQ National Market List. Equity REITs include all tax-qualified REITs with more than 50% of total assets in qualifying real estate assets other than mortgages secured by real property.

Please note that the index does not take into account any fees and expenses or any tax consequences of investing in the individual securities that it tracks and that individuals cannot invest directly in any index. Data about the performance of this index are prepared or obtained by Management and include reinvestment of all income dividends and other distributions, if any. The Fund may invest in securities not included in the above described index and generally does not invest in all securities included in the index.

Schedule of Investments Real Estate Securities Income Fund Inc.

(Unaudited) 4/30/16

NUMBER OF SHARES		VALUE†

Common Stocks (87.6%)

Apartments (5.9%)
177,800	American Campus	$7,956,550	ØØ
	Communities, Inc.
117,501	Mid-America Apartment	11,246,021	ØØ
	Communities, Inc.
		19,202,571

Commercial Financing (7.7%)
305,223	Apollo Commercial Real Estate	4,862,202	ØØ
	Finance, Inc.
327,500	Blackstone Mortgage Trust,	8,999,700	ØØ
	Inc. Class A
583,100	Starwood Property Trust, Inc.	11,288,816	ØØ
		25,150,718

Data Centers (3.5%)
129,932	Digital Realty Trust, Inc.	11,431,417	ØØ

Diversified (2.4%)
497,200	Lexington Realty Trust	4,365,416	ØØ
265,950	NorthStar Realty Finance Corp.	3,401,501
		7,766,917

Freestanding (1.8%)
509,300	Spirit Realty Capital, Inc.	5,821,299	ØØ

Health Care (15.1%)
132,963	Care Capital Properties, Inc.	3,546,123
228,300	HCP, Inc.	7,723,389	ØØ
695,700	Medical Properties Trust, Inc.	9,259,767	ØØ
396,700	Omega Healthcare	13,396,559	ØØ
	Investors, Inc.
134,652	Ventas, Inc.	8,364,583	ØØ
97,300	Welltower, Inc.	6,754,566	ØØ
		49,044,987

Home Financing (2.8%)
881,800	Annaly Capital	9,188,356	ØØ
	Management, Inc.

Industrial (8.2%)
140,522	EastGroup Properties, Inc.	8,396,189	ØØ
200,200	Liberty Property Trust	6,986,980	ØØ
111,604	Prologis, Inc.	5,067,938	ØØ
306,700	STAG Industrial, Inc.	6,121,732	ØØ
		26,572,839

Lodging/Resorts (3.4%)
282,100	LaSalle Hotel Properties	6,742,190	ØØ
203,800	RLJ Lodging Trust	4,294,066	ØØ
		11,036,256

Manufactured Homes (1.8%)
87,900	Sun Communities, Inc.	5,965,773	ØØ

Office (5.8%)
46,000	Boston Properties, Inc.	5,927,560	ØØ
272,880	Highwoods Properties, Inc.	12,751,682	ØØ
		18,679,242

Real Estate Management & Development (4.0%)
553,100	Brookfield Property Partners LP	13,097,408	ØØ*

Regional Malls (5.3%)
509,700	CBL & Associates	5,953,296	ØØ
	Properties, Inc.
38,661	Simon Property Group, Inc.	7,777,433	ØØ
315,987	WP GLIMCHER, Inc.	3,314,704	ØØ
		17,045,433

Self Storage (6.5%)
70,100	Public Storage	17,161,181	ØØ
38,500	Sovran Self Storage, Inc.	4,089,470
		21,250,651

Shopping Centers (10.4%)
474,600	Kimco Realty Corp.	13,345,752	ØØ
593,000	Retail Opportunity Investments	11,664,310	ØØ
	Corp.
425,693	Urstadt Biddle Properties, Inc.	8,752,248	ØØ
	Class A
		33,762,310

Specialty (3.0%)
145,765	EPR Properties	9,602,998	ØØ
Total Common Stocks		284,619,175
(Cost $232,489,511)

Preferred Stocks (49.4%)

Commercial Financing (3.3%)
131,915	iStar, Inc., Ser. E, 7.88%	2,790,002	ØØ
185,000	iStar, Inc., Ser. G, 7.65%	3,903,500	ØØ
185,000	iStar, Inc., Ser. I, 7.50%	3,903,500	ØØ
		10,597,002

Data Centers (4.8%)
275,000	Digital Realty Trust, Inc.,	7,645,000	ØØ
	Ser. H, 7.38%
163,243	DuPont Fabros Technology,	4,125,151	ØØ
	Inc., Ser. A, 7.88%
156,000	DuPont Fabros Technology,	3,970,200	ØØ
	Inc., Ser. B, 7.63%
		15,740,351

See Notes to Schedule of Investments	6

Schedule of Investments Real Estate Securities Income Fund Inc.

(Unaudited) (cont’d)

NUMBER OF SHARES		VALUE†

Diversified (3.1%)
444,484	NorthStar Realty Finance	$10,223,132	ØØ
	Corp., Ser. B, 8.25%

Industrial (3.5%)
144,000	STAG Industrial, Inc., Ser. A,	3,808,800
	9.00%
175,000	STAG Industrial, Inc., Ser. C,	4,602,500
	6.88%
111,900	Terreno Realty Corp., Ser. A,	2,906,043	ØØ
	7.75%
		11,317,343

Lodging/Resorts (4.2%)
373,400	Ashford Hospitality Trust, Inc.,	9,316,330	ØØ
	Ser. D, 8.45%
185,800	Eagle Hospitality Properties	18	Ñ*‡
	Trust, Inc., Ser. A, 8.25%
165,000	Sunstone Hotel Investors, Inc.,	4,491,300
	Ser. E, 6.95%
		13,807,648

Manufactured Homes (1.2%)
150,000	Equity LifeStyle Properties, Inc.,	3,903,000	ØØ
	Ser. C, 6.75%

Office (8.3%)
200,000	Corporate Office Properties	5,172,000	ØØ
	Trust, Ser. L, 7.38%
6,000	Highwoods Properties, Inc.,	7,560,000	ØØ
	Ser. A, 8.63%
175,000	Kilroy Realty Corp., Ser. H,	4,513,250
	6.38%
369,100	SL Green Realty Corp., Ser. I,	9,810,678	ØØ
	6.50%
		27,055,928

Regional Malls (6.9%)
398,015	CBL & Associates Properties,	9,942,813	ØØ
	Inc., Ser. D, 7.38%
185,000	CBL & Associates Properties,	4,552,850
	Inc., Ser. E, 6.63%
200,000	Taubman Centers, Inc.,	5,370,000	ØØ
	Ser. J, 6.50%
100,000	WP GLIMCHER, Inc.,	2,586,000
	Ser. H, 7.50%
		22,451,663

Self Storage (3.5%)
400,000	Public Storage, Ser. Y, 6.38%	11,216,000	ØØ

Shopping Centers (8.5%)
202,000	Cedar Realty Trust, Inc.,	5,211,600	ØØ
	Ser. B, 7.25%
250,000	DDR Corp., Ser. K, 6.25%	6,607,500	ØØ
200,000	IRC Retail Centers, Inc.,	5,000,000	Ñc
	Ser. B, 6.95%
171,847	Regency Centers Corp.,	4,488,644
	Ser. 6, 6.63%
99,000	Saul Centers, Inc.,	2,634,390
	Ser. C, 6.88%
140,000	Urstadt Biddle Properties, Inc.,	3,698,800
	Ser. G, 6.75%
		27,640,934

Single Family Homes (2.1%)
150,000	American Homes 4 Rent,	4,026,000	ØØ
	Ser. B, 5.00%
100,000	American Homes 4 Rent,	2,655,000
	Ser. C, 5.50%
		6,681,000
Total Preferred Stocks		160,634,001
(Cost $148,994,666)

Short-Term Investments (1.7%)
5,542,362	State Street Institutional Liquid	5,542,362	[b]
	Reserves Fund Premier Class,
	0.46% (Cost $5,542,362)
Total Investments (138.7%)		450,795,538	##
(Cost $387,026,539)
Liabilities, less cash, receivables and		(100,747,604)
other assets [(31.0%)]
Liquidation Value of Mandatory		(25,000,000)
Redeemable Preferred
Shares [(7.7%)]
Total Net Assets Applicable to		$325,047,934
Common Stockholders (100.0%)

See Notes to Schedule of Investments	7

Notes to Schedule of Investments (Unaudited)

†
In accordance with Accounting Standards Codification (“ASC”) 820 “Fair Value Measurement” (“ASC 820”), all investments held by Neuberger Berman Real Estate Securities Income Fund Inc. (the “Fund”) are carried at the value that Neuberger Berman Investment Advisers LLC(1) (“Management”) believes the Fund would receive upon selling an investment in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment under current market conditions. Various inputs, including the volume and level of activity for the asset or liability in the market, are considered in valuing the Fund’s investments, some of which are discussed below. Significant Management judgment may be necessary to value investments in accordance with ASC 820.
ASC 820 established a three-tier hierarchy of inputs to create a classification of value measurements for disclosure purposes. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below.

	●	Level 1 – quoted prices in active markets for identical investments
	●	Level 2 – other observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, amortized cost, etc.)
	●	Level 3 – unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing an investment are not necessarily an indication of the risk associated with investing in those securities.

The value of the Fund’s investments in equity securities and exchange traded funds, for which market quotations are readily available, is generally determined by Management by obtaining valuations from independent pricing services based on the latest sale price quoted on a principal exchange or market for that security (Level 1 inputs). Securities traded primarily on the NASDAQ Stock Market are normally valued at the NASDAQ Official Closing Price (“NOCP”) provided by NASDAQ each business day. The NOCP is the most recently reported price as of 4:00:02 p.m., Eastern Time, unless that price is outside the range of the “inside” bid and asked prices (i.e., the bid and asked prices that dealers quote to each other when trading for their own accounts); in that case, NASDAQ will adjust the price to equal the inside bid or asked price, whichever is closer. Because of delays in reporting trades, the NOCP may not be based on the price of the last trade to occur before the market closes. If there is no sale of a security on a particular day, the independent pricing services may value the security based on market quotations. The value of certain preferred stock is determined by Management by obtaining valuations from independent pricing services which are based on market information which may include benchmark yields, reported trades, broker/dealer quotes, issuer spreads, benchmark securities, bids, offers, and reference data, such as market research publications, when available (generally Level 2 inputs).

Management has developed a process to periodically review information provided by independent pricing services for all types of securities.

Investments in non-exchange traded investment companies are valued using the respective fund’s daily calculated net asset value per share (Level 2 inputs).
If a valuation is not available from an independent pricing service, or if Management has reason to believe that the valuation received does not represent the amount the Fund might reasonably expect to receive on a current sale in an orderly transaction, Management seeks to obtain quotations from brokers or dealers (generally considered Level 2 or Level 3 inputs depending on the number of quotes available). If such quotations are not readily available,

(1)	Please note, as explained further in Note D to the Financial Statements, effective January 1, 2016, Neuberger Berman Management LLC transferred its rights and obligations to Management.

See Notes to Financial Statements	8

Notes to Schedule of Investments (Unaudited) (cont’d)

the security is valued using methods the Fund’s Board of Directors (the “Board”) has approved in the good-faith belief that the resulting valuation will reflect the fair value of the security. Numerous factors may be considered when determining the fair value of a security based on Level 2 or Level 3 inputs, including available analyst, media or other reports, trading in financial futures or American Depositary Receipts (“ADRs”) and whether the issuer of the security being fair valued has other securities outstanding.

The value of the Fund’s investments in foreign securities is generally determined using the same valuation methods and inputs as other Fund investments, as discussed above. Foreign security prices expressed in local currency values are translated from the local currency into U.S. dollars using the exchange rates as of the end of regular trading on the New York Stock Exchange (“NYSE”) on business days, usually 4:00 p.m. Eastern Time. The Board has approved the use of Interactive Data Pricing and Reference Data, Inc. (“Interactive”) to assist in determining the fair value of foreign equity securities when changes in the value of a certain index suggest that the closing prices on the foreign exchanges may no longer represent the amount that the Fund could expect to receive for those securities or on days when foreign markets are closed and U.S. markets are open. In each of these events, Interactive will provide adjusted prices for certain foreign equity securities using a statistical analysis of historical correlations of multiple factors (Level 2 inputs). In the absence of precise information about the market values of these foreign securities as of the close of the NYSE, the Board has determined on the basis of available data that prices adjusted in this way are likely to be closer to the prices the Fund could realize on a current sale than are the prices of those securities established at the close of the foreign markets in which the securities primarily trade.

Fair value prices are necessarily estimates, and there is no assurance that such a price will be at or close to the price at which the security is next quoted or next trades.

The following is a summary, categorized by Level, of inputs used to value the Fund’s investments as of April 30, 2016:

Asset Valuation Inputs

	Level 1	Level 2	Level 3	Total
Investments:
Common Stocks^	$284,619,175	$—	$—	$284,619,175
Preferred Stocks
Lodging/Resorts	13,807,630	18	—	13,807,648
Office	19,495,928	7,560,000	—	27,055,928
Shopping Center	22,640,934	5,000,000	—	27,640,934
Other Preferred Stocks^	92,129,491	—	—	92,129,491
Total Preferred Stocks	148,073,983	12,560,018	—	160,634,001
Short-Term Investments	—	5,542,362	—	5,542,362
Total Investments	$432,693,158	$18,102,380	$—	$450,795,538

^ The Schedule of Investments provides information on the industry categorization for the portfolio.

As of the six months ended April 30, 2016, certain securities were transferred from one level (as of October 31, 2015) to another. Based on beginning of period market values as of November 1, 2015, $5,040,000 was transferred from Level 1 to Level 2, due to the security being priced using a method the Board has approved in the good-faith belief that the resulting valuation will reflect the fair value of the security.

See Notes to Financial Statements	9

Notes to Schedule of Investments (Unaudited) (cont’d)

##	As of April 30, 2016, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$73,320,474
Aggregate gross unrealized depreciation	(9,155,267)
Net unrealized appreciation	$64,165,207
Federal income tax cost of investments	$386,630,331

b	Represents 7-day effective yield as of 4/30/2016.

c
Security fair valued as of 4/30/2016 in accordance with procedures approved by the Board of Directors. Total value of all such securities at 4/30/2016 amounted to $5,000,000, which represents 1.5% of net assets applicable to common stockholders.

*	Non-income producing security.

ØØ	All or a portion of this security is pledged with the custodian in connection with the Fund’s loans payable outstanding.

Ñ	Illiquid security.

‡	Defaulted security.

See Notes to Financial Statements	10

Statement of Assets and Liabilities (Unaudited)

Neuberger Berman

REAL ESTATE
SECURITIES
INCOME FUND INC.
April 30, 2016
Assets
Investments in securities, at value* (Note A)-see Schedule of Investments:
Unaffiliated issuers	$450,795,538
Cash	393,750
Dividends and interest receivable	416,935
Receivable for securities sold	3,468,925
Deferred offering costs (Note A)	298,428
Prepaid expenses and other assets	7,773
Total Assets	455,381,349
Liabilities
Loans payable (Note A)	100,000,000
Mandatory Redeemable Preferred Shares Series A ($25,000 liquidation value per share; 1,000 shares
outstanding) (Note A)	25,000,000
Distributions payable-preferred shares	86,111
Distributions payable-common stock	55,384
Payable for securities purchased	4,537,500
Payable to investment manager (Note B)	222,596
Payable to administrator (Note B)	92,748
Interest payable (Note A)	224,037
Accrued expenses and other payables	115,039
Total Liabilities	130,333,415
Net Assets applicable to Common Stockholders	$325,047,934
Net Assets applicable to Common Stockholders consist of:
Paid-in capital-common stock	$631,243,121
Distributions in excess of net investment income	(2,973,301)
Accumulated net realized gains (losses) on investments	(366,990,885)
Net unrealized appreciation (depreciation) in value of investments	63,768,999
Net Assets applicable to Common Stockholders	$325,047,934
Shares of Common Stock Outstanding ($.0001 par value; 999,978,880 shares authorized)	55,787,846
Net Asset Value Per Shares of Common Stock Outstanding	$5.83
*Cost of Investments	$387,026,539

See Notes to Financial Statements	11

Statement of Operations (Unaudited)

Neuberger Berman

REAL ESTATE
SECURITIES
INCOME FUND INC.
For the Six Months Ended
April 30, 2016
Investment Income:
Income (Note A):
Dividend income-unaffiliated issuers	$11,441,923
Interest and other income-unaffiliated issuers	9,333
Total income	$11,451,256
Expenses:
Investment management fees (Note B)	1,300,042
Administration fees (Note B)	541,684
Audit fees	27,325
Basic maintenance expense (Note A)	19,891
Custodian and accounting fees	50,983
Insurance expense	7,000
Legal fees	53,138
Stockholder reports	39,079
Stock exchange listing fees	3,915
Stock transfer agent fees	12,055
Interest expense (Note A)	1,565,137
Distributions to mandatory redeemable preferred shareholders and amortization of offering costs (Note A)	570,763
Directors’ fees and expenses	18,578
Miscellaneous	12,621
Total net expenses	4,222,211
Net investment income (loss)	$7,229,045
Realized and Unrealized Gain (Loss) on Investments (Note A):
Net realized gain (loss) on:
Sales of investment securities of unaffiliated issuers	(2,559,157)
Change in net unrealized appreciation (depreciation) in value of:
Unaffiliated investment securities	9,580,428
Net gain (loss) on investments	7,021,271
Net increase (decrease) in net assets applicable to Common Stockholders resulting from operations	$14,250,316

See Notes to Financial Statements	12

Statements of Changes in Net Assets

Neuberger Berman

	REAL ESTATE SECURITIES
	INCOME FUND INC.
	Six Months Ended	Year Ended
	April 30, 2016	October 31, 2015
	(Unaudited)
Increase (Decrease) in Net Assets Applicable to Common Stockholders:
From Operations (Note A):
Net investment income (loss)	$7,229,045	$8,991,218
Net realized gain (loss) on investments	(2,559,157)	25,818,439
Change in net unrealized appreciation (depreciation) of investments	9,580,428	(34,317,011)
Net increase (decrease) in net assets applicable to Common Stockholders
resulting from operations	14,250,316	492,646
Distributions to Common Stockholders From (Note A):
Net investment income	(10,041,812)	(20,083,625)
Net Increase (Decrease) in Net Assets Applicable to Common Stockholders	4,208,504	(19,590,979)
Net Assets Applicable to Common Stockholders:
Beginning of period	320,839,430	340,430,409
End of period	$325,047,934	$320,839,430
Distributions in excess of net investment income at end of period	$(2,973,301)	$(160,534)

See Notes to Financial Statements	13

Statement of Cash Flows (Unaudited)

Neuberger Berman

REAL ESTATE
SECURITIES
INCOME FUND INC.
For the Six Months Ended
April 30, 2016
Increase (Decrease) in cash:
Cash flows from operating activities:
Net increase in net assets applicable to Common Stockholders
resulting from operations	$14,250,316
Adjustments to reconcile net increase in net assets applicable to
Common Stockholders resulting from operations to net
cash provided by operating activities:
Changes in assets and liabilities:
Purchase of investment securities	(22,698,230)
Proceeds from disposition of investment securities	24,385,475
Purchase/sale of short-term investment securities, net	462,298
Increase in dividends and interest receivable	(16,021)
Decrease in prepaid expenses and other assets	89,420
Increase in receivable for securities sold	(3,468,925)
Decrease in accumulated unpaid distributions on mandatory redeemable preferred shares	(2,778)
Increase in payable for securities purchased	4,537,500
Decrease in interest payable	(7,813)
Decrease in accrued expenses and other payables	(58,148)
Unrealized appreciation on securities	(9,580,428)
Net realized loss from investments	2,559,157
Net cash provided by (used in) operating activities	$10,451,823

Cash flows from financing activities:
Cash distributions paid on common stock	(10,058,073)
Net cash provided by (used in) financing activities	(10,058,073)
Net increase (decrease) in cash	393,750
Cash:
Beginning balance	0
Ending balance	$393,750
Supplemental disclosure
Cash paid for interest	$1,572,950

See Notes to Financial Statements	14

Notes to Financial Statements Real Estate Securities Income Fund Inc.

(Unaudited)

Note A—Summary of Significant Accounting Policies:

1
General: The Fund was organized as a Maryland corporation on August 28, 2003 as a non-diversified, closed-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Board may classify or re-classify any unissued shares of capital stock into one or more classes of preferred stock without the approval of stockholders.

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 “Financial Services—Investment Companies.”
The preparation of financial statements in accordance with U.S. generally accepted accounting principles (“GAAP”) requires Management to make estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates.

2	Portfolio valuation: Investment securities are valued as indicated in the notes following the Schedule of Investments.

3
Foreign currency translation: The accounting records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars using the exchange rate as of the end of regular trading on the NYSE on business days, usually 4:00 p.m. Eastern Time, to determine the value of investments, other assets and liabilities. Purchase and sale prices of securities, and income and expenses, are translated into U.S. dollars at the prevailing rate of exchange on the respective dates of such transactions. Net unrealized foreign currency gain (loss), if any, arises from changes in the value of assets and liabilities, other than investments in securities, as a result of changes in exchange rates and is stated separately in the Statement of Operations.

4
Securities transactions and investment income: Securities transactions are recorded on trade date for financial reporting purposes. Dividend income is recorded on the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, including accretion of original issue discount, where applicable, and accretion of discount on short-term investments, if any, is recorded on the accrual basis. Realized gains and losses from securities transactions and foreign currency transactions, if any, are recorded on the basis of identified cost and stated separately in the Statement of Operations.

5
Income tax information: It is the policy of the Fund to continue to qualify for treatment as a regulated investment company (“RIC”) by complying with the requirements of the U.S. Internal Revenue Code applicable to RICs and to distribute substantially all of its net investment income and net realized capital gains to its stockholders. To the extent the Fund distributes substantially all of its net investment income and net realized capital gains to stockholders, no federal income or excise tax provision is required.

The Fund has adopted the provisions of ASC 740 “Income Taxes” (“ASC 740”). ASC 740 sets forth a minimum threshold for financial statement recognition of a tax position taken, or expected to be taken, in a tax return. The Fund recognizes interest and penalties, if any, related to unrecognized tax positions as an income tax expense in the Statement of Operations. The Fund is subject to examination by U.S. federal and state tax authorities for returns filed for the tax years for which the applicable statutes of limitations have not yet expired. As of April 30, 2016, the Fund did not have any unrecognized tax positions.

Income distributions and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund, timing differences and differing characterization of distributions made by the Fund.

As determined on October 31, 2015, permanent differences resulting primarily from different book and tax accounting were reclassified at year end. Such differences may be attributed to the tax treatment of one or more of the following: non-taxable distributions from real estate investment trusts (“REITs”) and other underlying investments, non-deductible restructuring costs and partnership basis adjustments. These reclassifications had no effect on net income, net asset value (“NAV”) applicable to common stockholders or NAV per share of common stock of the Fund. For the year ended October 31, 2015, the Fund recorded the following permanent reclassifications:

Accumulated Net
	Undistributed	Realized Gains
	Net Investment	(Losses) on
Paid-in Capital	Income (Loss)	Investments
$(9,376,547)	$9,749,282	$(372,735)

The tax character of distributions paid during the years ended October 31, 2015 and October 31, 2014 was as follows:

Distributions Paid From:
		Long-Term
Ordinary Income		Capital Gains		Tax Return of Capital		Total
2015	2014	2015	2014	2015	2014	2015	2014
$21,097,514	$14,402,973	$—	$—	$—	$—	$21,097,514	$14,402,973

As of October 31, 2015, the components of distributable earnings (accumulated losses) on a U.S. Federal income tax basis were as follows:

Undistributed	Undistributed	Unrealized	Loss	Other
Ordinary	Long-Term	Appreciation	Carryforwards	Temporary
Income	Capital Gain	(Depreciation)	and Deferrals	Differences	Total
$—	$—	$54,584,779	$(364,827,937)	$(160,533)	$(310,403,691)

The differences between book basis and tax basis distributable earnings are primarily due to: losses disallowed and recognized on wash sales, timing differences of distribution payments, capital loss carryforwards and partnership basis adjustments.

To the extent the Fund’s net realized capital gains, if any, can be offset by capital loss carryforwards, it is the policy of the Fund not to distribute such gains. The Regulated Investment Company Modernization Act of 2010 made changes to the capital loss carryforward rules allowing for RICs to carry forward capital losses indefinitely and to retain the character of capital loss carryforwards as short-term or long-term (“Post-Enactment”). Rules in effect previously limited the carryforward period to eight years and all carryforwards were considered short-term in character (“Pre-Enactment”). As determined at October 31, 2015, the Fund had unused capital loss carryforwards available for federal income tax purposes to offset net realized capital gains, if any, as follows:

Pre-Enactment
Expiring in:
2016	2017
$157,030,582	$207,797,355

Post-Enactment capital loss carryforwards must be fully used before Pre-Enactment capital loss carryforwards; therefore, under certain circumstances, Pre-Enactment capital loss carryforwards available as of the report date may expire unused. As of October 31, 2015, the Fund had no Post-Enactment capital loss carryforwards.

During the year ended October 31, 2015, the Fund utilized capital loss carryforwards of $24,860,680.

6	Foreign taxes: Foreign taxes withheld, if any, represent amounts withheld by foreign tax authorities, net of refunds recoverable.

7	Distributions to common stockholders: The Fund earns income, net of expenses, daily on its investments. It is the policy of the Fund to declare and pay monthly distributions to common stockholders. The Fund has adopted a policy to pay common stockholders a stable monthly distribution. The Fund’s ability to satisfy its policy will depend on a number of factors, including the stability of income received from its investments, the availability of capital gains, distributions paid on preferred shares, interest paid on borrowings and the level of Fund expenses. In an effort to maintain a stable distribution amount, the Fund may pay distributions consisting of net investment income, net realized gains and paid-in capital. There is no assurance that the Fund will always be able to pay distributions of a particular size, or that distributions will consist solely of net investment income and net realized capital gains. The composition of the Fund’s distributions for the calendar year 2016 will be reported to Fund stockholders on IRS Form 1099-DIV. The Fund may pay distributions in excess of those required by its stable distribution policy to avoid excise tax or to satisfy the requirements of Subchapter M of the Internal Revenue Code. Distributions to common stockholders are recorded on the ex-date. Net realized capital gains, if any, will be offset to the extent of any available capital loss carryforwards. Any such offset will not reduce the level of the stable monthly distribution paid by the Fund. Distributions to preferred stockholders are accrued and determined as described in Note A.

The Fund invests a significant portion of its assets in securities issued by real estate companies, including REITs. The distributions the Fund receives from REITs are generally composed of income, capital gains, and/or return of REIT capital, but the REITs do not report this information to the Fund until the following calendar year. At October 31, 2015, the Fund estimated these amounts within the financial statements because the information is not available from the REITs until after the Fund’s fiscal year-end. At April 30, 2016, the Fund estimated these amounts for the period January 1, 2016 to April 30, 2016 within the financial statements because the 2016 information is not available from the REITs until after the Fund’s fiscal period. For the year ended October 31, 2015, the character of distributions paid to stockholders of the Fund disclosed within the Statements of Changes in Net Assets is based on estimates made at that time. All estimates are based upon REIT information sources available to the Fund together with actual IRS Forms 1099-DIV received to date. Based on past experience it is possible that a portion of the Fund’s distributions during the current fiscal year will be considered tax return of capital, but the actual amount of the tax return of capital, if any, is not determinable until after the Fund’s fiscal year-end. After calendar year-end, when the Fund learns the nature of the distributions paid by REITs during that year, distributions previously identified as income are often re-characterized as return of capital and/or capital gain. After all applicable REITs have informed the Fund of the actual breakdown of distributions paid to the Fund during its fiscal year, estimates previously recorded are adjusted on the books of the Fund to reflect actual results. As a result, the composition of the Fund’s distributions as reported herein may differ from the final composition determined after calendar year-end and reported to Fund stockholders on IRS Form 1099-DIV.

On April 29, 2016, the Fund declared a monthly distribution to common stockholders in the amount of $0.03 per share, payable on May 31, 2016 to stockholders of record on May 16, 2016, with an ex-date of May 12, 2016. Subsequent to April 30, 2016, the Fund declared a monthly distribution to common stockholders in the amount of $0.03 per share, payable on June 30, 2016 to stockholders of record on June 15, 2016, with an ex-date of June 13, 2016.

8	Expense allocation: Certain expenses are applicable to multiple funds within the complex of related investment companies. Expenses directly attributable to the Fund are charged to the Fund. Expenses borne by the complex of related investment companies, which includes open-end and closed-end investment companies for which Management serves as investment manager, that are not directly attributable to a particular investment company (e.g., the Fund) are allocated among the Fund and the other investment companies or series thereof in the complex on the basis of relative net assets, except where a more appropriate allocation of expenses to each of the investment companies or series thereof in the complex can otherwise be made fairly.

9	Financial leverage: On September 26, 2012, pursuant to a Master Securities Purchase Agreement, the Fund issued 1,000 Mandatory Redeemable Preferred Shares, Series A (“MRPS”) in a private placement. The MRPS have an aggregate liquidation preference of $25 million and a mandatory redemption date of September 26, 2017. Distributions are accrued daily and paid quarterly at a fixed rate. For financial reporting purposes only, the liquidation preference of the MRPS is recognized as a liability in the Statement of Assets and Liabilities.

The Fund has paid up front offering and organizational expenses which are being amortized over the life of the MRPS. The expenses are included in the “Distributions to mandatory redeemable preferred shareholders and amortization of offering costs (Note A)” that is reflected in the Statement of Operations.

The Fund is subject to certain restrictions relating to the MRPS. Failure to comply with these restrictions could preclude the Fund from declaring any distributions to common stockholders or repurchasing common stock and/or could trigger the mandatory redemption of MRPS at their liquidation preference plus accrued but unpaid distributions (the “Liquidation Value”) and certain expenses. The holders of MRPS are entitled to one vote per share and will vote with holders of common stock as a single class, except that the holders of MRPS will vote separately as a class on certain matters, as required by law or the Fund’s organizational documents. The holders of MRPS, voting as a separate class, are entitled at all times to elect two Directors of the Fund, and to elect a majority of the Directors of the Fund if the Fund fails to pay distributions on the MRPS for two consecutive years.

The table below sets forth key terms of the MRPS.

	Mandatory			Aggregate
	Redemption	Fixed	Shares	Liquidation	Estimated
Series	Date	Rate	Outstanding	Preference	Fair Value
Series A	9/26/17	4.00%	1,000	$25,000,000	$25,060,625

The Fund may redeem MRPS, in whole or in part, at its option after giving a minimum amount of notice to the MRPS stockholders but will incur additional expenses if it chooses to do so.

In September 2008, the Fund entered into a $240 million secured, committed, three-year revolving credit facility (the “Existing Facility”) with State Street Bank and Trust Company (“State Street”). In September 2011, the Fund amended the Existing Facility to reduce its commitment size to $135 million and extend its term. In February 2012, August 2012 and August 2014, the Fund amended the Existing Facility to extend its term.

In September 2014, the Fund simultaneously terminated the Existing Facility and entered into a $125 million secured, committed five-year credit facility with State Street (the “New Facility”). Under the New Facility, State Street made a Term Loan of $75 million and committed to making revolving Libor Loans and Base Rate Loans of up to $50 million. The Fund used loans under the New Facility to repay outstanding loans of the Existing Facility and to increase its leverage through borrowings.

Under the New Facility, interest on the Term Loan is charged at a fixed rate of 3.53% and is payable on the first day of each calendar quarter. Interest on Libor Loans is charged at an adjusted Libor rate and is payable (i) on the last day of the interest period in effect and (ii) in the event such interest period shall exceed three months, on the last day of each three month interval during such interest period. Interest on Base Rate Loans is charged at a rate per annum equal to the higher of (i) a rate per annum equal to an adjusted rate above the federal funds rate as in effect on that day, and (ii) the annual rate of interest announced from time to time by State Street as its “prime rate,” and is payable on the first day of each calendar month and on the termination date. The Fund has paid up front expenses in connection with the establishment and documentation of the New Facility, which are being amortized over the life of the New Facility. The expenses are included in the Interest expense line item that is reflected in the Statement of Operations.

The Fund pays a commitment fee in arrears based on the unused portion of the revolving commitment amount under the New Facility. This fee is included in the Interest expense line item that is reflected in the Statement of Operations. Under the terms of the New Facility, the Fund is required to satisfy certain collateral requirements and maintain a certain level of net assets. At April 30, 2016, there were $100 million in loans outstanding under the New Facility.

10	Concentration of risk: Under normal market conditions, the Fund’s investments will be concentrated in income producing common equity securities, preferred securities, convertible securities and non-convertible debt securities issued by companies deriving the majority of their revenue from the ownership, construction, financing, management and/or sale of commercial, industrial, and/or residential real estate. The value of the Fund’s common stock may fluctuate more due to economic, legal, cultural, geopolitical or technological developments affecting the United States real estate industry, or a segment of the United States real estate industry in which the Fund owns a substantial position, than would the stock of a fund not concentrated in the real estate industry.

11	Investments in foreign securities: Investing in foreign securities may involve certain sovereign and other risks, in addition to the credit and market risks normally associated with domestic securities. These additional risks include the possibility of adverse political and economic developments (including political instability, nationalization, expropriation, or confiscatory taxation) and the potentially adverse effects of unavailability of public information regarding issuers, less governmental supervision and regulation of financial markets, reduced liquidity of certain financial markets, and the lack of uniform accounting, auditing, and financial reporting standards or the application of standards that are different or less stringent than those applied in the United States. Foreign securities also may experience greater price volatility, higher rates of inflation, and delays in settlement.

12	Indemnifications: Like many other companies, the Fund’s organizational documents provide that its officers (“Officers”) and directors (“Directors”) are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, both in some of its principal service contracts and in the normal course of its business, the Fund enters into contracts that provide indemnifications to other parties for certain types of losses or liabilities. The Fund’s maximum exposure under these arrangements is unknown as this could involve future claims against the Fund.

13	Arrangements with certain non-affiliated service providers: In order to satisfy rating agency requirements, the Fund is required to provide the rating agency that rates its MRPS a report on a monthly basis verifying that the Fund is maintaining eligible assets having a discounted value equal to or greater than the MRPS Basic Maintenance Amount, which is a minimum level set by the rating agency as one of the conditions to maintain its rating on the MRPS. “Discounted value” refers to the fact that the rating agency requires the Fund, in performing this calculation, to discount portfolio securities below their face value, at rates determined by the rating agency. The Fund pays a fee to State Street for the preparation of this report, which is reflected in the Statement of Operations under the caption “Basic maintenance expense (Note A).”

Note B—Investment Management Fees, Administration Fees, and Other Transactions with Affiliates:

The Fund retains Management as its investment manager under a Management Agreement. For such investment management services, the Fund pays Management a fee at the annual rate of 0.60% of its average daily Managed Assets. Managed Assets equal the total assets of the Fund, less liabilities other than the aggregate indebtedness entered into for purposes of leverage. For purposes of calculating Managed Assets, the Liquidation Value of any MRPS (Auction Market Preferred Shares (“AMPS”) prior to June 18, 2012) outstanding and borrowings under the New Facility (Existing Facility prior to September 2014) are not considered liabilities.

The Fund retains Management as its administrator under an Administration Agreement. The Fund pays Management an administration fee at the annual rate of 0.25% of its average daily Managed Assets under this agreement. Additionally, Management retains State Street as its sub-administrator under a Sub-Administration Agreement. Management pays State Street a fee for all services received under the agreement.

Prior to January 1, 2016, Neuberger Berman LLC (“Neuberger”) was retained by Management pursuant to a Sub-Advisory Agreement to furnish it with investment recommendations and research information without added cost to the Fund. Several individuals who are Officers and/or Directors of the Fund are also employees of Management.

Note C—Securities Transactions:

During the six months ended April 30, 2016, there were purchase and sale transactions of long-term securities of $21,038,377 and $20,429,899, respectively.

During the six months ended April 30, 2016, no brokerage commissions on securities transactions were paid to affiliated brokers.

Note D—Legal Entity Consolidation:

Effective January 1, 2016, Neuberger Berman Management LLC (“NBM”) and Neuberger transferred to Neuberger Berman Fixed Income LLC (“NBFI”) their rights and obligations pertaining to all services they provided to the Fund under the Management Agreement, Sub-Advisory Agreement and Administration Agreement (the “Agreements”). Following such transfer, NBFI was renamed Neuberger Berman Investment Advisers LLC (“NBIA”). Additionally, effective January 1, 2016, the Sub-Advisory Agreement between Neuberger and NBFI was terminated.

NBIA now serves as the Fund’s investment manager and administrator. The investment professionals of Management and Neuberger, who provided services to the Fund under the Agreements, continue to provide the same services, except that they provide those services in their new capacities as investment professionals of NBIA. Further, the consolidation did not result in any change in the investment processes currently employed by the Fund, the nature or level of services provided to the Fund, or the fees the Fund pays under its Agreements.

Note E—Unaudited Financial Information:

The financial information included in this interim report is taken from the records of the Fund without audit by an independent registered public accounting firm. Annual reports contain audited financial statements.

Financial Highlights

Real Estate Securities Income Fund Inc.

The following table includes selected data for a share of common stock outstanding throughout each period and other performance information derived from the Financial Statements. Amounts that do not round to $0.01 or $(0.01) per share are presented as $0.00 or $(0.00), respectively. Ratios that do not round to 0.01% or (0.01)% are presented as 0.00% or (0.00)%, respectively. Net Asset amounts with a zero balance, if any, may reflect actual amounts rounding to less than $0.1 million. A “—” indicates that the line item was not applicable in the corresponding period.

	Six Months
	Ended
	April 30,
	2016		Year Ended October 31,
	(Unaudited)		2015	2014	2013	2012		2011
Common Stock Net Asset Value,
Beginning of Period	$5.75		$6.10	$5.45	$5.18	$4.38		$4.29

Income From Investment Operations
Applicable to Common Stockholders:
Net Investment Income (Loss)¢	0.13		0.16	0.26	0.19	0.16		0.20
Net Gains or Losses on Securities
(both realized and unrealized)	0.13		(0.15)	0.63	0.32	0.88		0.11
Common Stock Equivalent of Distributions
to AMPS Preferred Stockholders From:
Net Investment Income¢	—		—	—	—	(0.00)		(0.01)
Benefit to Common Stockholders from Tender
Offer for AMPS	—		—	—	—	—		0.03	¥
Total From Investment Operations
Applicable to Common Stockholders	0.26		0.01	0.89	0.51	1.04		0.33

Less Distributions to Common
Stockholders From:
Net Investment Income	(0.18)		(0.36)	(0.24)	(0.24)	(0.24)		(0.24)
Accretive Effect of Common Stock
Tender Offers	—		—	—	—	0.00		£0.00	£
Voluntary Contribution from Management	—		—	0.00	—	—		—
Common Stock Net Asset Value,
End of Period	$5.83		$5.75	$6.10	$5.45	$5.18		$4.38
Common Stock Market Value, End of Period	$5.13		$5.08	$5.21	$4.71	$4.57		$3.88
Total Return, Common Stock Net Asset Value†	5.15	%**	1.19%	17.67%[a]	10.55%	24.97%		8.23%
Total Return, Common Stock Market Value†	4.73	%**	4.67%	16.29%[a]	8.29%	24.46%		6.01%

Supplemental Data/Ratios††
Net Assets Applicable to Common Stockholders,
End of Period (in millions)	$325.0		$320.8	$340.4	$303.9	$288.8		$257.2
Preferred Stock Outstanding, End of
Period (in millions)^^	$25.0		$25.0	$25.0	$25.0	$25.0		$1.4
Preferred Stock Liquidation Value Per Share^^	$25,000		$25,000	$25,000	$25,000	$25,000		$25,000
Ratios are Calculated Using Average
Net Assets
Applicable to Common Stockholders
Ratio of Gross ExpensesØ	2.73	%*	2.57%	2.09%	2.10%	1.96	%#	2.40	%#
Ratio of Net ExpensesØ	2.73	%*	2.57%	2.09%	2.10%‡	1.86	%‡	2.21	%‡
Ratio of Net Investment Income (Loss) Excluding
AMPS Distributions^^	4.68	%*	2.67%	4.57%	3.50%	3.32	%ØØ	4.42	%ØØ
Portfolio Turnover Rate	5	%**	18%	21%	8%	22%		19%
Asset Coverage Per Share of Preferred
Stock, End of Period@	$350,134		$345,928	$365,519	$328,999	$313,886		$4,536,869
Loans Payable (in millions)	$100		$100	$100	$80	$80		$100
Asset Coverage Per $1,000 of Loans
Payable@@	$4,501		$4,459	$4,655	$5,112	$4,924		$3,586

See Notes to Financial Highlights	21

Notes to Financial Highlights Real Estate Securities Income Fund Inc.

(Unaudited)

†
Total return based on per share NAV reflects the effects of changes in NAV on the performance of the Fund during each fiscal period. Total return based on per share market value assumes the purchase of shares of common stock at the market price on the first day and sale of common stock at the market price on the last day of the period indicated. Dividends and distributions, if any, are assumed to be reinvested at prices obtained under the Fund’s distribution reinvestment plan. Results represent past performance and do not indicate future results. Current returns may be lower or higher than the performance data quoted. Investment returns may fluctuate and shares of common stock when sold may be worth more or less than original cost. Total return would have been lower if Management had not waived a portion of the investment management fee.

#	Represents the annualized ratios of net expenses to average daily net assets if Management had not waived a portion of the investment management fee.

‡
Prior to January 1, 2013, the Fund had an expense offset arrangement in connection with its custodian contract. The impact of expense reductions related to expense offset arrangements, if any, was less than 0.01%.

@
Calculated by subtracting the Fund’s total liabilities (excluding the liquidation preference of MRPS and accumulated unpaid distributions on MRPS (AMPS prior to June 18, 2012)) from the Fund’s total assets and dividing by the number of MRPS/AMPS outstanding.

@@
Calculated by subtracting the Fund’s total liabilities (excluding the liquidation preference of MRPS, loans payable, accumulated unpaid distributions on MRPS (AMPS prior to June 18, 2012) and accumulated unpaid interest on loans payable) from the Fund’s total assets and dividing by the outstanding loans payable balance.

††	Expense ratios do not include the effect of distributions on AMPS. Income ratios include income earned on assets attributable to the MRPS (AMPS prior to June 18, 2012) outstanding.

Ø	Interest expense is included in expense ratios. The annualized ratios of interest expense to average net assets applicable to common stockholders were:

Six Months
Ended	Year Ended October 31,
April 30, 2016	2015	2014	2013	2012	2011
1.01%	0.92%	0.43%	0.40%	0.54%	0.78%

¢	Calculated based on the average number of shares of common stock outstanding during each fiscal period.

^^	Prior to June 18, 2012, the Fund had AMPS outstanding. On September 26, 2012, the Fund issued 1,000 MRPS (see Note A to Financial Statements).

ØØ	The annualized ratios of distributions on AMPS to average net assets applicable to common stockholders were:

Year Ended October 31,
2012	2011
0.00%	0.19%

¥
The Fund conducted a tender offer for up to 100% of the AMPS outstanding at the time at a price equal to 98% of the per share liquidation preference of $25,000 plus any unpaid dividends accrued through the expiration of the offer. Under the terms of the tender offer, on April 5, 2011, the Fund accepted 2,951 AMPS, representing 98% of its then-outstanding AMPS.

£
During the fiscal years ended October 31, 2011 and 2012, the Fund conducted tender offers for up to 5% of its outstanding shares of common stock at a price equal to 98% of the Fund’s NAV per share. During fiscal year ended October 31, 2011, final payment for the tender offer was made at $4.29 per share representing 98% of the NAV per share on January 19, 2011. During fiscal year ended October 31, 2012, final payment for the tender offer was made at $3.40 per share representing 98% of the NAV per share on November 29, 2011.

a	The voluntary contribution received in 2014, had no impact on the Fund’s total return for the year ended October 31, 2014.

*	Annualized.

**	Not annualized.

Distribution Reinvestment Plan

Computershare, Inc. (the “Plan Agent”) will act as Plan Agent for stockholders who have not elected in writing to receive dividends and distributions in cash (each a “Participant”), will open an account for each Participant under the Distribution Reinvestment Plan (“Plan”) in the same name as their then-current shares of the Fund’s common stock (“Shares”) are registered, and will put the Plan into effect for each Participant as of the first record date for a dividend or capital gains distribution.

Whenever the Fund declares a dividend or distribution with respect to the Shares, each Participant will receive such dividends and distributions in additional Shares, including fractional Shares acquired by the Plan Agent and credited to each Participant’s account. If on the payment date for a cash dividend or distribution, the net asset value is equal to or less than the market price per Share plus estimated brokerage commissions, the Plan Agent shall automatically receive such Shares, including fractions, for each Participant’s account. Except in the circumstances described in the next paragraph, the number of additional Shares to be credited to each Participant’s account shall be determined by dividing the dollar amount of the dividend or distribution payable on their Shares by the greater of the net asset value per Share determined as of the date of purchase or 95% of the then-current market price per Share on the payment date.

Should the net asset value per Share exceed the market price per Share plus estimated brokerage commissions on the payment date for a cash dividend or distribution, the Plan Agent or a broker-dealer selected by the Plan Agent shall endeavor, for a purchase period lasting until the last business day before the next date on which the Shares trade on an “ex-dividend” basis, but in no event, except as provided below, more than 30 days after the payment date, to apply the amount of such dividend or distribution on each Participant’s Shares (less their pro rata share of brokerage commissions incurred with respect to the Plan Agent’s open-market purchases in connection with the reinvestment of such dividend or distribution) to purchase Shares on the open market for each Participant’s account. No such purchases may be made more than 30 days after the payment date for such dividend or distribution except where temporary curtailment or suspension of purchase is necessary to comply with applicable provisions of federal securities laws. If, at the close of business on any day during the purchase period the net asset value per Share equals or is less than the market price per Share plus estimated brokerage commissions, the Plan Agent will not make any further open-market purchases in connection with the reinvestment of such dividend or distribution. If the Plan Agent is unable to invest the full dividend or distribution amount through open-market purchases during the purchase period, the Plan Agent shall request that, with respect to the uninvested portion of such dividend or distribution amount, the Fund issue new Shares at the close of business on the earlier of the last day of the purchase period or the first day during the purchase period on which the net asset value per Share equals or is less than the market price per Share, plus estimated brokerage commissions, such Shares to be issued in accordance with the terms specified in the third paragraph hereof. These newly issued Shares will be valued at the then-current market price per Share at the time such Shares are to be issued.

For purposes of making the reinvestment purchase comparison under the Plan, (a) the market price of the Shares on a particular date shall be the last sales price on the New York Stock Exchange (or if the Shares are not listed on the New York Stock Exchange, such other exchange on which the Shares are principally traded) on that date, or, if there is no sale on such Exchange (or if not so listed, in the over-the-counter market) on that date, then the mean between the closing bid and asked quotations for such Shares on such Exchange on such date and (b) the net asset value per Share on a particular date shall be the net asset value per Share most recently calculated by or on behalf of the Fund. All dividends, distributions and other payments (whether made in cash or Shares) shall be made net of any applicable withholding tax.

Open-market purchases provided for above may be made on any securities exchange where the Fund’s Shares are traded, in the over-the-counter market or in negotiated transactions and may be on such terms as to price, delivery and otherwise as the Plan Agent shall determine. Each Participant’s uninvested funds held by the Plan Agent will not bear interest, and it is understood that, in any event, the Plan Agent shall have no liability in connection with any inability to purchase Shares within 30 days after the initial date of such purchase as herein provided, or with the timing of any purchases effected. The Plan Agent shall have no responsibility as to the value of the Shares acquired for each

Participant’s account. For the purpose of cash investments, the Plan Agent may commingle each Participant’s funds with those of other stockholders of the Fund for whom the Plan Agent similarly acts as agent, and the average price (including brokerage commissions) of all Shares purchased by the Plan Agent as Plan Agent shall be the price per Share allocable to each Participant in connection therewith.

The Plan Agent may hold each Participant’s Shares acquired pursuant to the Plan together with the Shares of other stockholders of the Fund acquired pursuant to the Plan in noncertificated form in the Plan Agent’s name or that of the Plan Agent’s nominee. The Plan Agent will forward to each Participant any proxy solicitation material and will vote any Shares so held for each Participant only in accordance with the instructions set forth on proxies returned by the Participant to the Fund.

The Plan Agent will confirm to each Participant each acquisition made for their account as soon as practicable but not later than 60 days after the date thereof. Although each Participant may from time to time have an undivided fractional interest (computed to three decimal places) in a Share, no certificates for a fractional Share will be issued. However, dividends and distributions on fractional Shares will be credited to each Participant’s account. In the event of termination of a Participant’s account under the Plan, the Plan Agent will adjust for any such undivided fractional interest in cash at the market value of the Shares at the time of termination, less the pro rata expense of any sale required to make such an adjustment.

Any Share dividends or split Shares distributed by the Fund on Shares held by the Plan Agent for Participants will be credited to their accounts. In the event that the Fund makes available to its stockholders rights to purchase additional Shares or other securities, the Shares held for each Participant under the Plan will be added to other Shares held by the Participant in calculating the number of rights to be issued to each Participant.

The Plan Agent’s service fee for handling capital gains and other distributions or income dividends will be paid by the Fund. Participants will be charged their pro rata share of brokerage commissions on all open-market purchases.

Each Participant may terminate their account under the Plan by notifying the Plan Agent in writing. Such termination will be effective immediately if the Participant’s notice is received by the Plan Agent not less than ten days prior to any dividend or distribution record date, otherwise such termination will be effective the first trading day after the payment date for such dividend or distribution with respect to any subsequent dividend or distribution. The Plan may be terminated by the Plan Agent or the Fund upon notice in writing mailed to each Participant at least 30 days prior to any record date for the payment of any dividend or distribution by the Fund.

These terms and conditions may be amended or supplemented by the Plan Agent or the Fund at any time or times but, except when necessary or appropriate to comply with applicable law or the rules or policies of the Securities and Exchange Commission or any other regulatory authority, only by mailing to each Participant appropriate written notice at least 30 days prior to the effective date thereof. The amendment or supplement shall be deemed to be accepted by each Participant unless, prior to the effective date thereof, the Plan Agent receives written notice of the termination of their account under the Plan. Any such amendment may include an appointment by the Plan Agent in its place and stead of a successor Plan Agent under these terms and conditions, with full power and authority to perform all or any of the acts to be performed by the Plan Agent under these terms and conditions. Upon any such appointment of any Plan Agent for the purpose of receiving dividends and distributions, the Fund will be authorized to pay to such successor Plan Agent, for each Participant’s account, all dividends and distributions payable on Shares held in their name or under the Plan for retention or application by such successor Plan Agent as provided in these terms and conditions.

The Plan Agent shall at all times act in good faith and agrees to use its best efforts within reasonable limits to ensure the accuracy of all services performed under this Agreement and to comply with applicable law, but assumes no responsibility and shall not be liable for loss or damage due to errors unless such error is caused by the Plan Agent’s negligence, bad faith, or willful misconduct or that of its employees. These terms and conditions are governed by the laws of the State of Maryland.

Reinvested dividends and distributions are taxed in the same manner as cash dividends and distributions — i.e., reinvestment in additional Shares does not relieve stockholders of, or defer the need to pay, any income tax that may be payable (or that is required to be withheld) on Fund dividends and distributions. Participants should contact their tax professionals for information on how the Plan impacts their personal tax situation. For additional information about the Plan, please contact the Plan Agent at 1-866-227-2136 or P.O. Box 30170, College Station, TX 77842-3170.

Directory

Investment Manager and Administrator
Neuberger Berman Investment Advisers LLC
605 Third Avenue, 2nd Floor
New York, NY 10158-0180
877.461.1899 or 212.476.8800

Sub-Adviser (prior to January 1, 2016)
Neuberger Berman LLC
605 Third Ave.
New York, NY
10158-3698

Custodian
State Street Bank and Trust Company
One Lincoln Street
Boston, MA 02111

Stock Transfer Agent
Computershare, Inc.
480 Washington Boulevard
Jersey City, NJ 07310

Plan Agent
Computershare, Inc.
P.O. Box 30170
College Station, TX 77842-3170
Overnight correspondence should be sent to:
Computershare, Inc.
211 Quality Circle, Suite 210
College Station, TX 77845

Legal Counsel
K&L Gates LLP
1601 K Street, NW
Washington, DC 20006-1600

Independent Registered Public Accounting Firm
Ernst & Young LLP
200 Clarendon Street
Boston, MA 02116

Proxy Voting Policies and Procedures

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, without charge, by calling 800-877-9700 (toll-free) and on the Securities and Exchange Commission’s website, at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is also available upon request, without charge, by calling 800-877-9700 (toll-free), on the Securities and Exchange Commission’s website at www.sec.gov, and on Management’s website at www.nb.com.

Quarterly Portfolio Schedule

The Fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Securities and Exchange Commission’s website at www.sec.gov and may be reviewed and copied at the Securities and Exchange Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. The information on Form N-Q is available upon request, without charge, by calling 800-877-9700 (toll-free).

Rev. 12/2010

FACTS	WHAT DOES NEUBERGER BERMAN DO WITH YOUR PERSONAL INFORMATION?

Why?

Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

■Social Security number and account balances
■income and transaction history
■credit history and credit scores

When you are no longer our customer, we continue to share your information as described in this notice.

How?

All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Neuberger Berman chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does Neuberger Berman share?	Can you limit this sharing?
For our everyday business purposes— such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes— to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes— information about your transactions and experiences	Yes	No
For our affiliates’ everyday business purposes— information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 800.223.6448

This is not part of the Fund’s stockholder report.

Who we are
Who is providing this notice?	Entities within the Neuberger Berman family of companies, mutual funds, and private investment funds.

What we do
How does Neuberger Berman protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

We restrict access to customer information to those employees who need to know such information in order to perform their job responsibilities.

How does Neuberger Berman collect my personal information?

We collect your personal information, for example, when you

■open an account or provide account information
■seek advice about your investments or give us your income information
■give us your contact information

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

■sharing for affiliates’ everyday business purposes—information about your creditworthiness
■affiliates from using your information to market to you
■sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

■Our affiliates include companies with a Neuberger Berman name; financial companies, such as investment advisers, broker dealers; mutual funds, and private investment funds.

Nonaffiliates

Companies not related by common ownership or control. They can be financial and nonfinancial companies.

■Nonaffiliates we share with can include companies that perform administrative services on our behalf (such as vendors that provide data processing, transaction processing, and printing services) or other companies such as brokers, dealers, or counterparties in connection with servicing your account.

Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ■Neuberger Berman doesn’t jointly market.

This is not part of the Fund’s stockholder report.

Neuberger Berman Investment Advisers LLC 605 Third Avenue, 2nd Floor New York, NY 10158–0180 Internal Sales & Services 877.461.1899 www.nb.com

Statistics and projections in this report are derived from sources deemed to be reliable but cannot be regarded as a representation of future results of the Fund. This report is prepared for the general information of stockholders and is not an offer of shares of the Fund.

I0209 06/16

Item 2. Code of Ethics.
The Board of Directors (“Board”) of Neuberger Berman Real Estate Securities Income Fund Inc. (“Registrant”) has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions (“Code of Ethics”).  During the period covered by this Form N-CSR, there were no substantive amendments to the Code of Ethics and there were no waivers from the Code of Ethics granted to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.
The Code of Ethics is filed with the Registrant’s annual report on Form N-CSR. The Code of Ethics is also available, without charge, by calling 1-800-877-9700 (toll-free).
Item 3. Audit Committee Financial Expert.
Not applicable to semi-annual reports on Form N-CSR.

Item 4. Principal Accountant Fees and Services.
Not applicable to semi-annual reports on Form N-CSR.

Item 5. Audit Committee of Listed Registrants.
Not applicable to semi-annual reports on Form N-CSR.

Item 6. Schedule of Investments.
The complete schedule of investments for the Registrant is disclosed in the Registrant’s semi-annual report, which is included as Item 1 of this Form N-CSR.
Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.
Not applicable to semi-annual reports on Form N-CSR.
Item 8. Portfolio Managers of Closed-End Management Investment Companies.
Not applicable to semi-annual reports on Form N-CSR. There have been no changes in any of the Portfolio Managers since the Registrant’s most recent annual report on Form N-CSR.
Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.
No reportable purchases for the period covered by this report.

Item 10.  Submission of Matters to a Vote of Security Holders.
There were no changes to the procedures by which stockholders may recommend nominees to the Board.
Item 11. Controls and Procedures.
(a)	Based on an evaluation of the disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act) as of a date within 90 days of the filing date of this report, the Chief Executive Officer and President and the Treasurer and Principal Financial and Accounting Officer of the Registrant have concluded that such disclosure controls and procedures are effectively designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is accumulated and communicated to the Registrant’s management to allow timely decisions regarding required disclosure.
(b)	There were no significant changes in the Registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the Registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.
Item 12. Exhibits.
(a)(1)	Not applicable for the period covered by this Form N-CSR.
(a)(2)	The certifications required by Rule 30a-2(a) under the Act and Section 302 of the Sarbanes-Oxley Act of 2002 (“Sarbanes-Oxley Act”) are filed herewith.
(a)(3)	Not applicable to the Registrant.
(b)	The certification required by Rule 30a-2(b) under the Act and Section 906 of the Sarbanes-Oxley Act is furnished herewith.
The certification furnished pursuant to Rule 30a-2(b) under the Act and Section 906 of the Sarbanes-Oxley Act will not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (“Exchange Act”), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except to the extent that the Registrant specifically incorporates it by reference.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.
Neuberger Berman Real Estate Securities Income Fund Inc.
By: /s/ Robert Conti
Robert Conti
Chief Executive Officer and President
Date: July 5, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By: /s/ Robert Conti
Robert Conti
Chief Executive Officer and President
Date: July 5, 2016

By: /s/ John M. McGovern
John M. McGovern
Treasurer and Principal Financial
and Accounting Officer

Date: July 5, 2016